UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2022

SELECTA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472

(Address of principal executive offices) (Zip Code)

(617) 923-1400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On April 6, 2022, Selecta Biosciences, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Securities LLC (the “Representative”), as representative of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering (the “Offering”) of 27,428,572 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants (the “Warrants”, and together with the Shares, the “Securities”) to purchase up to 20,571,429 shares of Common Stock. All of the Securities are being sold by the Company. Each Share and accompanying Warrant to purchase 0.75 shares of Common Stock is being sold at a combined offering price of $1.41. The Company expects to receive net proceeds from the Offering of approximately $36.0 million, after deducting underwriting discounts and commissions and estimated offering expenses.

The Offering was made, and the Securities will be issued, pursuant to the Company’s registration statement on Form S-3 (File No. 333-241692), which was filed with the Securities and Exchange Commission on August 6, 2020 and declared effective on August 14, 2020, a base prospectus dated August 14, 2020 and the related prospectus supplement dated April 6, 2022. The Offering is expected to close on or about April 11, 2022, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. Each of the Company’s directors and executive officers has agreed, subject to certain exceptions, not to sell or transfer any Common Stock for 90 days, and the Company has agreed, subject to certain exceptions, not to sell or transfer any Common Stock for 90 days, in each case, without first obtaining the written consent of the Representative.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Warrants are subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions for no consideration of assets to the Company’s stockholders. Each Warrant is exercisable at any time and from time to time after issuance. In the event of certain corporate transactions, the holders of the Warrants will be entitled to receive, upon exercise of the Warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such transaction. The Warrants do not entitle the holders thereof to any voting rights or any of the other rights or privileges to which holders of Common Stock are entitled. The foregoing summary of the Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the form of Warrant, which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

A copy of the opinion of Covington & Burling LLP relating to the validity of the Securities sold in the Offering and the shares of Common Stock issuable upon exercise of the Warrants is attached as Exhibit 5.1 hereto.

Item 8.01	Other Events

On April 6, 2022, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements. All statements other than statements of historical facts contained in this Current Report may be forward-looking statements. Such statements include, but are not limited to the Company’s contemplated issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “expects,” “plans,” “intends,” “believes” or “estimates” or the negative of these terms or other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For example, there are risks associated with the underwriters fulfilling their obligations to purchase the Securities and the Company’s ability to satisfy its conditions to close the Offering. Risk factors that may cause actual results to differ are discussed in the Company’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of the date of this Current Report and does not undertake any obligation to update any forward-looking statements contained herein as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated April 6, 2022, by and between Selecta Biosciences, Inc. and SVB Securities LLC, as representative of the several underwriters named therein.

4.1	Form of Warrant

5.1	Opinion of Covington & Burling LLP

23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1)

99.1	Press Release of Selecta Biosciences, Inc. dated April 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: April 7, 2022	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer